AMENDMENT NO. 1 TO PURCHASE OPTION

     THIS AMENDMENT NO. 1, effective as of October 7, 1998 (this "Amendment"), is made by and between BOGEN COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation formerly known as European Gateway Acquisition Corp. (the "Company"), and GKN SECURITIES CORP., as registered holder of a purchase option for the purchase of units of the Company (the "Holder"), with respect to the Purchase Option, dated October 7, 1993, issued by the Company to the Holder.

                               W I T N E S S E T H

     WHEREAS, in connection with the Company's initial public offering of its units (the "Units"), each Unit consisting of one share of common stock, par value $.001 per share (the "Common Stock"), and two redeemable warrants to purchase one share of Common Stock at $5.50 per share, the Company issued to the Holder a purchase option for the purchase of up to Sixty-Six Thousand (66,000) Units at $6.60 per Unit (the "UPO");

     WHEREAS, the Holder desires to extend the term of the UPO; and

     WHEREAS, the Holder has agreed to amend Section 6 of the UPO to eliminate certain anti-dilution provisions contained therein, effective as of the date of issuance of the UPO.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereby agree as follows.

     1. Definitions. Defined terms used herein and not otherwise defined shall have the respective meaning ascribed to them in the UPO.

     2. Amendments.

          (a) Section 1 of the UPO is hereby amended by deleting the first two sentences thereof and replacing such sentences with the following:

          "THIS CERTIFIES THAT, in consideration of the $.0006 per option duly paid by or on behalf of GKN Securities Corp. ("Holder"), as registered owner of the Purchase Option, to European Gateway Acquisition Corp. ("Company"), Holder is entitled, at any time or from time to time at or after October 7, 1994 and at or before October 7, 1999, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to Sixty-Six Thousand (66,000) units ("Units") of the Company, each Unit consisting of one share of common stock of the Company, $.001 par value per share ("Common Stock"), and two common stock purchase warrants ("Warrants"), expiring October 7, 1999, which is six years from the effective date ("Effective Date") of the registration statement ("Registration Statement") pursuant to which the Units are offered for sale to the public. Each Warrant is the same as the warrants included in the Units being registered for sale to the public by way of the Registration Statement ("Public Warrants"), except that the Warrants are not redeemable by the Company and expire on October 7, 1999."

          (b) All other references in this Purchase Option to October 7, 1998 or to any period and rights expiring on October 7, 1998 (including by way of description (e.g., a right expiring on the five year anniversary of the Effective Date)) shall instead refer to October 7, 1999 and such period and rights shall expire on October 7, 1999.

          (c) Section 2.3.1 of the UPO is hereby amended by:

          (i) substituting the following language inside the parenthetical contained in line 7 thereof: "as defined below";

          (ii) deleting the last sentence thereof and replacing it in its entirety with the following: "The "Value" of the portion of the Purchase Option being converted shall mean the difference between (a) the Market Price multiplied by the number of Units being converted and (b) the Exercise Price multiplied by the number of Units being converted."; and

          (iii) adding the following to the end of Section 2.3.1:

          "Market Price" at any date shall mean the sum of (a) the Trading Price (as defined below) of a share of Common Stock, plus (b) two times the Trading Price of a Warrant. "Trading Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case, as officially reported on the principal securities exchange on which the Common Stock or Warrants, as applicable, are listed or admitted to trading, or, if the Common Stock or Warrants, as applicable, are not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock or Warrants, as applicable, are listed is not its principal trading market, the average closing bid price as furnished by the NASD through the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the OTC Bulletin Board or similar organization or if the Common Stock or Warrants, as applicable, are not quoted on Nasdaq, the OTC Bulletin Board or other similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based upon the best information available to it."

          (d) Effective as of the date of grant of the UPO, Section 6 of the UPO is hereby deleted and replaced in its entirety with the following:

          "6. Adjustments to Number of Securities; Redemption

          6.1 Definition of Common Stock. For the purpose of this Purchase Option, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          6.2 Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective time of such consolidation, combination or reclassification, the number of shares issuable upon exercise of this Purchase Option shall be decreased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly increased.

          6.3 Stock Dividends. If after the date hereof the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares issuable upon exercise of this Purchase Option shall be increased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly decreased.

          6.4 Other Dividends and Distributions. In the event that the Company shall at any time prior to the exercise of all Purchase Options declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the holders of the unexercised Purchase Options shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Purchase Options, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Purchase Options had been exercised immediately prior to such dividend or distribution. At the time of any such dividend distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.4.

          6.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Purchase Option providing that the holder of each Purchase Option then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Option) to receive, upon exercise of such Purchase Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Purchase Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Purchase Option shall provide for adjustments which shall be identical to the adjustments provided in this Section 6. The above provision of this Section 6.5 shall similarly apply to successive consolidations or mergers.

          6.6 Adjustment of Warrants' Exercise Price. With respect to any of the Warrants, whether or not the Warrants are issued and outstanding, the Warrant exercise price, which as of October 7, 1998 was $5.50 per share of Common Stock, and the number of shares of Common Stock underlying such Warrants shall be automatically adjusted in accordance with Section 4 of the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of October 7, 1993 ("Public Warrant Agreement"), upon the occurrence of any of the events described therein. Thereafter, the Warrants shall become exercisable at such adjusted Warrant exercise price for such adjusted number of underlying shares of Common Stock or other securities, properties or rights.

          6.7 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Warrants upon the exercise of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrants, shares of Common Stock or other securities, properties or rights.

          6.8 Redemption of Warrants. Notwithstanding anything to the contrary contained in the Public Warrant Agreement or elsewhere, the Warrants underlying this Purchase Option cannot, under any circumstances, be redeemed by the Company without the prior written consent of the Holder of the Purchase Option and shall remain exercisable irrespective of whether the Company has called the Public Warrants for redemption.

          (e) Except as expressly amended hereby, all other terms and provisions of the UPO shall remain in full force and effect.

     3. Miscellaneous.

          (a) Amendments. This Amendment may only be amended by a written agreement signed by each of the parties to this Amendment.

          (b) Entire Agreement. This Amendment and the UPO, as amended hereby, constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral or written, with respect to the subject matter hereof.

          (c) Governing Law. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws.

          (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hand as of December 31, 1998.

                               BOGEN COMMUNICATIONS INTERNATIONAL, INC.



                               By:_____________________________________________
                                   Name:
                                   Title:


                               GKN SECURITIES CORP.



                               By:_____________________________________________
                                   Name:
                                   Title:

                       AMENDMENT NO. 1 TO PURCHASE OPTION

     THIS AMENDMENT NO. 1, effective as of October 7, 1998 (this "Amendment"), is made by and between BOGEN COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation formerly known as European Gateway Acquisition Corp. (the "Company"), and DAVID M. NUSSBAUM, as registered holder of a purchase option for the purchase of units of the Company (the "Holder"), with respect to the Purchase Option, dated October 7, 1993, issued by the Company to the Holder.

                               W I T N E S S E T H

     WHEREAS, in connection with the Company's initial public offering of its units (the "Units"), each Unit consisting of one share of common stock, par value $.001 per share (the "Common Stock"), and two redeemable warrants to purchase one share of Common Stock at $5.50 per share, the Company issued to the Holder a purchase option for the purchase of up to Twenty-Seven Thousand (27,000) Units at $6.60 per Unit (the "UPO");

     WHEREAS, the Holder desires to extend the term of the UPO; and

     WHEREAS, the Holder has agreed to amend Section 6 of the UPO to eliminate certain anti-dilution provisions contained therein, effective as of the date of issuance of the UPO.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereby agree as follows.

     1. Definitions. Defined terms used herein and not otherwise defined shall have the respective meaning ascribed to them in the UPO.

     2. Amendments.

          (a) Section 1 of the UPO is hereby amended by deleting the first two sentences thereof and replacing such sentences with the following:

          "THIS CERTIFIES THAT, in consideration of the $.0006 per option duly paid by or on behalf of David M. Nussbaum ("Holder"), as registered owner of the Purchase Option, to European Gateway Acquisition Corp. ("Company"), Holder is entitled, at any time or from time to time at or after October 7, 1994 and at or before October 7, 1999, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to Twenty-Seven Thousand (27,000) units ("Units") of the Company, each Unit consisting of one share of common stock of the Company, $.001 par value per share ("Common Stock"), and two common stock purchase warrants ("Warrants"), expiring October 7, 1999, which is six years from the effective date ("Effective Date") of the registration statement ("Registration Statement") pursuant to which the Units are offered for sale to the public. Each Warrant is the same as the warrants included in the Units being registered for sale to the public by way of the Registration Statement ("Public Warrants"), except that the Warrants are not redeemable by the Company and expire on October 7, 1999."

          (b) All other references in this Purchase Option to October 7, 1998 or to any period and rights expiring on October 7, 1998 (including by way of description (e.g., a right expiring on the five year anniversary of the Effective Date)) shall instead refer to October 7, 1999 and such period and rights shall expire on October 7, 1999.

          (c) Section 2.3.1 of the UPO is hereby amended by:

          (i) substituting the following language inside the parenthetical contained in line 7 thereof: "as defined below";

          (ii) deleting the last sentence thereof and replacing it in its entirety with the following: "The "Value" of the portion of the Purchase Option being converted shall mean the difference between (a) the Market Price multiplied by the number of Units being converted and (b) the Exercise Price multiplied by the number of Units being converted."; and

          (iii) adding the following to the end of Section 2.3.1:

          "Market Price" at any date shall mean the sum of (a) the Trading Price (as defined below) of a share of Common Stock, plus (b) two times the Trading Price of a Warrant. "Trading Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case, as officially reported on the principal securities exchange on which the Common Stock or Warrants, as applicable, are listed or admitted to trading, or, if the Common Stock or Warrants, as applicable, are not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock or Warrants, as applicable, are listed is not its principal trading market, the average closing bid price as furnished by the NASD through the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the OTC Bulletin Board or similar organization or if the Common Stock or Warrants, as applicable, are not quoted on Nasdaq, the OTC Bulletin Board or other similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based upon the best information available to it."

          (d) Effective as of the date of grant of the UPO, Section 6 of the UPO is hereby deleted and replaced in its entirety with the following:

          "6. Adjustments to Number of Securities; Redemption

          6.1 Definition of Common Stock. For the purpose of this Purchase Option, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          6.2 Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective time of such consolidation, combination or reclassification, the number of shares issuable upon exercise of this Purchase Option shall be decreased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly increased.

          6.3 Stock Dividends. If after the date hereof the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares issuable upon exercise of this Purchase Option shall be increased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly decreased.

          6.4 Other Dividends and Distributions. In the event that the Company shall at any time prior to the exercise of all Purchase Options declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the holders of the unexercised Purchase Options shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Purchase Options, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Purchase Options had been exercised immediately prior to such dividend or distribution. At the time of any such dividend distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.4.

          6.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Purchase Option providing that the holder of each Purchase Option then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Option) to receive, upon exercise of such Purchase Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Purchase Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Purchase Option shall provide for adjustments which shall be identical to the adjustments provided in this Section 6. The above provision of this Section 6.5 shall similarly apply to successive consolidations or mergers.

          6.6 Adjustment of Warrants' Exercise Price. With respect to any of the Warrants, whether or not the Warrants are issued and outstanding, the Warrant exercise price, which as of October 7, 1998 was $5.50 per share of Common Stock, and the number of shares of Common Stock underlying such Warrants shall be automatically adjusted in accordance with Section 4 of the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of October 7, 1993 ("Public Warrant Agreement"), upon the occurrence of any of the events described therein. Thereafter, the Warrants shall become exercisable at such adjusted Warrant exercise price for such adjusted number of underlying shares of Common Stock or other securities, properties or rights.

          6.7 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Warrants upon the exercise of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrants, shares of Common Stock or other securities, properties or rights.

          6.8 Redemption of Warrants. Notwithstanding anything to the contrary contained in the Public Warrant Agreement or elsewhere, the Warrants underlying this Purchase Option cannot, under any circumstances, be redeemed by the Company without the prior written consent of the Holder of the Purchase Option and shall remain exercisable irrespective of whether the Company has called the Public Warrants for redemption.

          (e) Except as expressly amended hereby, all other terms and provisions of the UPO shall remain in full force and effect.

     3. Miscellaneous.

          (a) Amendments. This Amendment may only be amended by a written agreement signed by each of the parties to this Amendment.

          (b) Entire Agreement. This Amendment and the UPO, as amended hereby, constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral or written, with respect to the subject matter hereof.

          (c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without giving effect to conflicts of laws.

          (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hand as of December 31, 1998.

                               BOGEN COMMUNICATIONS INTERNATIONAL, INC.



                               By:_____________________________________________
                                   Name:
                                   Title:




                               ---------------------------------------------
                               David M. Nussbaum

                       AMENDMENT NO. 1 TO PURCHASE OPTION

     THIS AMENDMENT NO. 1, effective as of October 7, 1998 (this "Amendment"), is made by and between BOGEN COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation formerly known as European Gateway Acquisition Corp. (the "Company"), and ROGER GLADSTONE, as registered holder of a purchase option for the purchase of units of the Company (the "Holder"), with respect to the Purchase Option, dated October 7, 1993, issued by the Company to the Holder.

                               W I T N E S S E T H

     WHEREAS, in connection with the Company's initial public offering of its units (the "Units"), each Unit consisting of one share of common stock, par value $.001 per share (the "Common Stock"), and two redeemable warrants to purchase one share of Common Stock at $5.50 per share, the Company issued to the Holder a purchase option for the purchase of up to Twenty-Seven Thousand (27,000) Units at $6.60 per Unit (the "UPO");

     WHEREAS, the Holder desires to extend the term of the UPO; and

     WHEREAS, the Holder has agreed to amend Section 6 of the UPO to eliminate certain anti-dilution provisions contained therein, effective as of the date of issuance of the UPO.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereby agree as follows.

     1. Definitions. Defined terms used herein and not otherwise defined shall have the respective meaning ascribed to them in the UPO.

     2. Amendments.

          (a) Section 1 of the UPO is hereby amended by deleting the first two sentences thereof and replacing such sentences with the following:

          "THIS CERTIFIES THAT, in consideration of the $.0006 per option duly paid by or on behalf of Roger Gladstone ("Holder"), as registered owner of the Purchase Option, to European Gateway Acquisition Corp. ("Company"), Holder is entitled, at any time or from time to time at or after October 7, 1994 and at or before October 7, 1999, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to Twenty-Seven Thousand (27,000) units ("Units") of the Company, each Unit consisting of one share of common stock of the Company, $.001 par value per share ("Common Stock"), and two common stock purchase warrants ("Warrants"), expiring October 7, 1999, which is six years from the effective date ("Effective Date") of the registration statement ("Registration Statement") pursuant to which the Units are offered for sale to the public. Each Warrant is the same as the warrants included in the Units being registered for sale to the public by way of the Registration Statement ("Public Warrants"), except that the Warrants are not redeemable by the Company and expire on October 7, 1999."

          (b) All other references in this Purchase Option to October 7, 1998 or to any period and rights expiring on October 7, 1998 (including by way of description (e.g., a right expiring on the five year anniversary of the Effective Date)) shall instead refer to October 7, 1999 and such period and rights shall expire on October 7, 1999.

          (c) Section 2.3.1 of the UPO is hereby amended by:

          (i) substituting the following language inside the parenthetical contained in line 7 thereof: "as defined below";

          (ii) deleting the last sentence thereof and replacing it in its entirety with the following: "The "Value" of the portion of the Purchase Option being converted shall mean the difference between (a) the Market Price multiplied by the number of Units being converted and (b) the Exercise Price multiplied by the number of Units being converted."; and

          (iii) adding the following to the end of Section 2.3.1:

          "Market Price" at any date shall mean the sum of (a) the Trading Price (as defined below) of a share of Common Stock, plus (b) two times the Trading Price of a Warrant. "Trading Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case, as officially reported on the principal securities exchange on which the Common Stock or Warrants, as applicable, are listed or admitted to trading, or, if the Common Stock or Warrants, as applicable, are not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock or Warrants, as applicable, are listed is not its principal trading market, the average closing bid price as furnished by the NASD through the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the OTC Bulletin Board or similar organization or if the Common Stock or Warrants, as applicable, are not quoted on Nasdaq, the OTC Bulletin Board or other similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based upon the best information available to it."

          (d) Effective as of the date of grant of the UPO, Section 6 of the UPO is hereby deleted and replaced in its entirety with the following:

          "6. Adjustments to Number of Securities; Redemption

          6.1 Definition of Common Stock. For the purpose of this Purchase Option, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          6.2 Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective time of such consolidation, combination or reclassification, the number of shares issuable upon exercise of this Purchase Option shall be decreased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly increased.

          6.3 Stock Dividends. If after the date hereof the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares issuable upon exercise of this Purchase Option shall be increased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly decreased.

          6.4 Other Dividends and Distributions. In the event that the Company shall at any time prior to the exercise of all Purchase Options declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the holders of the unexercised Purchase Options shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Purchase Options, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Purchase Options had been exercised immediately prior to such dividend or distribution. At the time of any such dividend distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.4.

          6.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Purchase Option providing that the holder of each Purchase Option then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Option) to receive, upon exercise of such Purchase Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Purchase Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Purchase Option shall provide for adjustments which shall be identical to the adjustments provided in this Section 6. The above provision of this Section 6.5 shall similarly apply to successive consolidations or mergers.

          6.6 Adjustment of Warrants' Exercise Price. With respect to any of the Warrants, whether or not the Warrants are issued and outstanding, the Warrant exercise price, which as of October 7, 1998 was $5.50 per share of Common Stock, and the number of shares of Common Stock underlying such Warrants shall be automatically adjusted in accordance with Section 4 of the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of October 7, 1993 ("Public Warrant Agreement"), upon the occurrence of any of the events described therein. Thereafter, the Warrants shall become exercisable at such adjusted Warrant exercise price for such adjusted number of underlying shares of Common Stock or other securities, properties or rights.

          6.7 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Warrants upon the exercise of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrants, shares of Common Stock or other securities, properties or rights.

          6.8 Redemption of Warrants. Notwithstanding anything to the contrary contained in the Public Warrant Agreement or elsewhere, the Warrants underlying this Purchase Option cannot, under any circumstances, be redeemed by the Company without the prior written consent of the Holder of the Purchase Option and shall remain exercisable irrespective of whether the Company has called the Public Warrants for redemption.

          (e) Except as expressly amended hereby, all other terms and provisions of the UPO shall remain in full force and effect.

     3. Miscellaneous.

          (a) Amendments. This Amendment may only be amended by a written agreement signed by each of the parties to this Amendment.

          (b) Entire Agreement. This Amendment and the UPO, as amended hereby, constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral or written, with respect to the subject matter hereof.

          (c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without giving effect to conflicts of laws.

          (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hand as of December 31, 1998.

                               BOGEN COMMUNICATIONS INTERNATIONAL, INC.



                               By:_____________________________________________
                                   Name:
                                   Title:




                               ---------------------------------------------
                               Roger Gladstone

                       AMENDMENT NO. 1 TO PURCHASE OPTION

     THIS AMENDMENT NO. 1, effective as of October 7, 1998 (this "Amendment"), is made by and between BOGEN COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation formerly known as European Gateway Acquisition Corp. (the "Company"), and ROBERT GLADSTONE, as registered holder of a purchase option for the purchase of units of the Company (the "Holder"), with respect to the Purchase Option, dated October 7, 1993, issued by the Company to the Holder.

                               W I T N E S S E T H

     WHEREAS, in connection with the Company's initial public offering of its units (the "Units"), each Unit consisting of one share of common stock, par value $.001 per share (the "Common Stock"), and two redeemable warrants to purchase one share of Common Stock at $5.50 per share, the Company issued to the Holder a purchase option for the purchase of up to Twenty-Seven Thousand (27,000) Units at $6.60 per Unit (the "UPO");

     WHEREAS, the Holder desires to extend the term of the UPO; and

     WHEREAS, the Holder has agreed to amend Section 6 of the UPO to eliminate certain anti-dilution provisions contained therein, effective as of the date of issuance of the UPO.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereby agree as follows.

     1. Definitions. Defined terms used herein and not otherwise defined shall have the respective meaning ascribed to them in the UPO.

     2. Amendments.

          (a) Section 1 of the UPO is hereby amended by deleting the first two sentences thereof and replacing such sentences with the following:

          "THIS CERTIFIES THAT, in consideration of the $.0006 per option duly paid by or on behalf of Robert Gladstone ("Holder"), as registered owner of the Purchase Option, to European Gateway Acquisition Corp. ("Company"), Holder is entitled, at any time or from time to time at or after October 7, 1994 and at or before October 7, 1999, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to Twenty-Seven Thousand (27,000) units ("Units") of the Company, each Unit consisting of one share of common stock of the Company, $.001 par value per share ("Common Stock"), and two common stock purchase warrants ("Warrants"), expiring October 7, 1999, which is six years from the effective date ("Effective Date") of the registration statement ("Registration Statement") pursuant to which the Units are offered for sale to the public. Each Warrant is the same as the warrants included in the Units being registered for sale to the public by way of the Registration Statement ("Public Warrants"), except that the Warrants are not redeemable by the Company and expire on October 7, 1999."

          (b) All other references in this Purchase Option to October 7, 1998 or to any period and rights expiring on October 7, 1998 (including by way of description (e.g., a right expiring on the five year anniversary of the Effective Date)) shall instead refer to October 7, 1999 and such period and rights shall expire on October 7, 1999.

          (c) Section 2.3.1 of the UPO is hereby amended by:

          (i) substituting the following language inside the parenthetical contained in line 7 thereof: "as defined below";

          (ii) deleting the last sentence thereof and replacing it in its entirety with the following: "The "Value" of the portion of the Purchase Option being converted shall mean the difference between (a) the Market Price multiplied by the number of Units being converted and (b) the Exercise Price multiplied by the number of Units being converted."; and

          (iii) adding the following to the end of Section 2.3.1:

          "Market Price" at any date shall mean the sum of (a) the Trading Price (as defined below) of a share of Common Stock, plus (b) two times the Trading Price of a Warrant. "Trading Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case, as officially reported on the principal securities exchange on which the Common Stock or Warrants, as applicable, are listed or admitted to trading, or, if the Common Stock or Warrants, as applicable, are not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock or Warrants, as applicable, are listed is not its principal trading market, the average closing bid price as furnished by the NASD through the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the OTC Bulletin Board or similar organization or if the Common Stock or Warrants, as applicable, are not quoted on Nasdaq, the OTC Bulletin Board or other similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based upon the best information available to it."

          (d) Effective as of the date of grant of the UPO, Section 6 of the UPO is hereby deleted and replaced in its entirety with the following:

          "6. Adjustments to Number of Securities; Redemption

          6.1 Definition of Common Stock. For the purpose of this Purchase Option, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          6.2 Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective time of such consolidation, combination or reclassification, the number of shares issuable upon exercise of this Purchase Option shall be decreased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly increased.

          6.3 Stock Dividends. If after the date hereof the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares issuable upon exercise of this Purchase Option shall be increased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly decreased.

          6.4 Other Dividends and Distributions. In the event that the Company shall at any time prior to the exercise of all Purchase Options declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the holders of the unexercised Purchase Options shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Purchase Options, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Purchase Options had been exercised immediately prior to such dividend or distribution. At the time of any such dividend distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.4.

          6.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Purchase Option providing that the holder of each Purchase Option then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Option) to receive, upon exercise of such Purchase Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Purchase Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Purchase Option shall provide for adjustments which shall be identical to the adjustments provided in this Section 6. The above provision of this Section 6.5 shall similarly apply to successive consolidations or mergers.

          6.6 Adjustment of Warrants' Exercise Price. With respect to any of the Warrants, whether or not the Warrants are issued and outstanding, the Warrant exercise price, which as of October 7, 1998 was $5.50 per share of Common Stock, and the number of shares of Common Stock underlying such Warrants shall be automatically adjusted in accordance with Section 4 of the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of October 7, 1993 ("Public Warrant Agreement"), upon the occurrence of any of the events described therein. Thereafter, the Warrants shall become exercisable at such adjusted Warrant exercise price for such adjusted number of underlying shares of Common Stock or other securities, properties or rights.

          6.7 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Warrants upon the exercise of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrants, shares of Common Stock or other securities, properties or rights.

          6.8 Redemption of Warrants. Notwithstanding anything to the contrary contained in the Public Warrant Agreement or elsewhere, the Warrants underlying this Purchase Option cannot, under any circumstances, be redeemed by the Company without the prior written consent of the Holder of the Purchase Option and shall remain exercisable irrespective of whether the Company has called the Public Warrants for redemption.

          (e) Except as expressly amended hereby, all other terms and provisions of the UPO shall remain in full force and effect.

     3. Miscellaneous.

          (a) Amendments. This Amendment may only be amended by a written agreement signed by each of the parties to this Amendment.

          (b) Entire Agreement. This Amendment and the UPO, as amended hereby, constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral or written, with respect to the subject matter hereof.

          (c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without giving effect to conflicts of laws.

          (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hand as of December 31, 1998.

                               BOGEN COMMUNICATIONS INTERNATIONAL, INC.



                               By:_____________________________________________
                                   Name:
                                   Title:




                               ---------------------------------------------
                               Robert Gladstone

                       AMENDMENT NO. 1 TO PURCHASE OPTION

     THIS AMENDMENT NO. 1, effective as of October 7, 1998 (this "Amendment"), is made by and between BOGEN COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation formerly known as European Gateway Acquisition Corp. (the "Company"), and RICHARD BUONOCORE, as registered holder of a purchase option for the purchase of units of the Company (the "Holder"), with respect to the Purchase Option, dated October 7, 1993, issued by the Company to the Holder.

                               W I T N E S S E T H

     WHEREAS, in connection with the Company's initial public offering of its units (the "Units"), each Unit consisting of one share of common stock, par value $.001 per share (the "Common Stock"), and two redeemable warrants to purchase one share of Common Stock at $5.50 per share, the Company issued to the Holder a purchase option for the purchase of up to Three Thousand (3,000) Units at $6.60 per Unit (the "UPO");

     WHEREAS, the Holder desires to extend the term of the UPO; and

     WHEREAS, the Holder has agreed to amend Section 6 of the UPO to eliminate certain anti-dilution provisions contained therein, effective as of the date of issuance of the UPO.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereby agree as follows.

     1. Definitions. Defined terms used herein and not otherwise defined shall have the respective meaning ascribed to them in the UPO.

     2. Amendments.

          (a) Section 1 of the UPO is hereby amended by deleting the first two sentences thereof and replacing such sentences with the following:

          "THIS CERTIFIES THAT, in consideration of the $.0006 per option duly paid by or on behalf of Richard Buonocore ("Holder"), as registered owner of the Purchase Option, to European Gateway Acquisition Corp. ("Company"), Holder is entitled, at any time or from time to time at or after October 7, 1994 and at or before October 7, 1999, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to Three Thousand (3,000) units ("Units") of the Company, each Unit consisting of one share of common stock of the Company, $.001 par value per share ("Common Stock"), and two common stock purchase warrants ("Warrants"), expiring October 7, 1999, which is six years from the effective date ("Effective Date") of the registration statement ("Registration Statement") pursuant to which the Units are offered for sale to the public. Each Warrant is the same as the warrants included in the Units being registered for sale to the public by way of the Registration Statement ("Public Warrants"), except that the Warrants are not redeemable by the Company and expire on October 7, 1999."

          (b) All other references in this Purchase Option to October 7, 1998 or to any period and rights expiring on October 7, 1998 (including by way of description (e.g., a right expiring on the five year anniversary of the Effective Date)) shall instead refer to October 7, 1999 and such period and rights shall expire on October 7, 1999.

          (c) Section 2.3.1 of the UPO is hereby amended by:

          (i) substituting the following language inside the parenthetical contained in line 7 thereof: "as defined below";

          (ii) deleting the last sentence thereof and replacing it in its entirety with the following: "The "Value" of the portion of the Purchase Option being converted shall mean the difference between (a) the Market Price multiplied by the number of Units being converted and (b) the Exercise Price multiplied by the number of Units being converted."; and

          (iii) adding the following to the end of Section 2.3.1:

          "Market Price" at any date shall mean the sum of (a) the Trading Price (as defined below) of a share of Common Stock, plus (b) two times the Trading Price of a Warrant. "Trading Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case, as officially reported on the principal securities exchange on which the Common Stock or Warrants, as applicable, are listed or admitted to trading, or, if the Common Stock or Warrants, as applicable, are not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock or Warrants, as applicable, are listed is not its principal trading market, the average closing bid price as furnished by the NASD through the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the OTC Bulletin Board or similar organization or if the Common Stock or Warrants, as applicable, are not quoted on Nasdaq, the OTC Bulletin Board or other similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based upon the best information available to it."

          (d) Effective as of the date of grant of the UPO, Section 6 of the UPO is hereby deleted and replaced in its entirety with the following:

          "6. Adjustments to Number of Securities; Redemption

          6.1 Definition of Common Stock. For the purpose of this Purchase Option, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          6.2 Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective time of such consolidation, combination or reclassification, the number of shares issuable upon exercise of this Purchase Option shall be decreased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly increased.

          6.3 Stock Dividends. If after the date hereof the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares issuable upon exercise of this Purchase Option shall be increased in proportion to the increase in the outstanding shares, and the then applicable Exercise Price shall be correspondingly decreased.

          6.4 Other Dividends and Distributions. In the event that the Company shall at any time prior to the exercise of all Purchase Options declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the holders of the unexercised Purchase Options shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Purchase Options, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Purchase Options had been exercised immediately prior to such dividend or distribution. At the time of any such dividend distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.4.

          6.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Purchase Option providing that the holder of each Purchase Option then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Option) to receive, upon exercise of such Purchase Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Purchase Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Purchase Option shall provide for adjustments which shall be identical to the adjustments provided in this Section 6. The above provision of this Section 6.5 shall similarly apply to successive consolidations or mergers.

          6.6 Adjustment of Warrants' Exercise Price. With respect to any of the Warrants, whether or not the Warrants are issued and outstanding, the Warrant exercise price, which as of October 7, 1998 was $5.50 per share of Common Stock, and the number of shares of Common Stock underlying such Warrants shall be automatically adjusted in accordance with Section 4 of the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of October 7, 1993 ("Public Warrant Agreement"), upon the occurrence of any of the events described therein. Thereafter, the Warrants shall become exercisable at such adjusted Warrant exercise price for such adjusted number of underlying shares of Common Stock or other securities, properties or rights.

          6.7 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Warrants upon the exercise of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrants, shares of Common Stock or other securities, properties or rights.

          6.8 Redemption of Warrants. Notwithstanding anything to the contrary contained in the Public Warrant Agreement or elsewhere, the Warrants underlying this Purchase Option cannot, under any circumstances, be redeemed by the Company without the prior written consent of the Holder of the Purchase Option and shall remain exercisable irrespective of whether the Company has called the Public Warrants for redemption.

          (e) Except as expressly amended hereby, all other terms and provisions of the UPO shall remain in full force and effect.

     3. Miscellaneous.

          (a) Amendments. This Amendment may only be amended by a written agreement signed by each of the parties to this Amendment.

          (b) Entire Agreement. This Amendment and the UPO, as amended hereby, constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral or written, with respect to the subject matter hereof.

          (c) Governing Law. This amendment shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to conflicts of laws.

          (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hand as of December 31, 1998.

                                BOGEN COMMUNICATIONS INTERNATIONAL, INC.



                                By:_____________________________________________
                                    Name:
                                    Title:




                                ---------------------------------------------
                                Richard Buonocore